UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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STOKE THERAPEUTICS, INC.

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Your Vote Counts!
STOKE THERAPEUTICS INC 2022 Annual Meeting
Vote by June 06, 2022 11:59 PM ET. For shares held in a Plan, vote by June 02, 2022 11:59 PM ET.
STOKE THERAPEUTICS, INC. 45 WIGGINS AVE. BEDFORD, MA 01730
You invested in STOKE THERAPEUTICS INC and it’s time to vote!
You availability have the of right proxy to vote material on proposals for the being shareholder presented meeting at the Annual to be held Meeting on .June This 07, is an 2022 important . notice regarding the
Get informed before you vote
View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	June 07, 2022
vote without entering a	9:00 AM EDT
control number	Virtually at:
www.virtualshareholdermeeting.com/5TOK2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1. Election of Class Ill Directors to serve until the 2025 annual meeting of stockholders or until his successor has been duly elected and qualified.
For
Nominees:
01) Edward M. Kaye	02) Seth L. Harrison	03) Arthur O. Tzianabos
2 To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.			For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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